CONSULTING AGREEMENT

         This Consulting Agreement (the "Agreement") is entered into this _26th_ day of March, 2001 by and between Cormax Business Solutions Inc, a Utah Corporation (the "Company") and John Williams (the "Consultant").
         WHEREAS, the Consultant is engaged in providing strategic business planning, and has provided financial planning and management services;
         WHEREAS, the Company desires to engage Consultant to provide consulting services; and NOW THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration receipt whereof is hereby acknowledged it is agreed.

1. The Company hereby engages the Consultant and the Consultant hereby accepts this engagement on a non-exclusive basis from the date hereof up to and including one year pursuant to the terms and conditions of this Consulting Agreement.
2. Consultant shall use its best efforts to assist the Company in strategic business planning and development of a three-year business plan.
3. In order to assist Consultant with his duties, the Company will provide Consultant with such information, as may be required by Consultant.
4. In consideration for services previously provided, Consultant shall receive a fee equal to 130,000 shares of the company's common stock.
5. Except as otherwise provided herein, any notice or other communication to any party pursuant to or relating to this Agreement and the transactions provided for herein shall be deemed to have been given or delivered when deposited in the United States Mail, Canada Post, registered or certified, and with proper postage and registration or certification fees prepaid,


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     addressed at their  principal place of business or to such other address as may be designated by either party in writing.
6. This Agreement shall be governed by and interpreted exclusively pursuant to the laws of the Province of Alberta. In the event of any breach of this Agreement, the prevailing party shall be entitled to recover all costs including reasonable attorney's fees and those that may be incurred on appeal.
7. This Agreement may be executed in any number of counterparts, each of which when so executed an delivered shall be deemed an original, and it shall not be necessary, in making proof of this Agreement to produce or account for more than one counterpart.

     IN WITNESS WHEREOF, the parties hereto have subscribed their hands and seals the day and year first above written.


CONSULTANT:                                     COMPANY:

/s/ John Williams                            Cormax Business Solutions Inc.
------------------------                     By: /s/ Todd Violette
John Williams                                    -------------------------------
                                                  Todd Violette, President